UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2015 hhgregg, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600

Delaware	20-8819207
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
4151 East 96th Street
Indianapolis, Indiana 46240
(Address of principal executive offices, including zip code)
(317) 848-8710
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On August 6, 2015, hhgregg, Inc. (the “Company” or “hhgregg”) issued a press release announcing its results for the three months ended June 30, 2015. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.
The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On August 4, 2015, hhgregg, Inc. (the “Registrant”) held its Annual Meeting of Stockholders. Set forth below are the matters submitted by the Board of Directors to a vote of stockholders at this meeting and the final results of the voting on each proposal.

1. Election of Directors. The following nominees were elected to serve on the Registrant's Board of Directors until the next annual meeting of stockholders or until their respective successors are elected and qualified, as follows:

Director Nominee	For	Withheld	Broker Non-Votes

Dennis L. May	22,980,198	94,010	2,366,078
Gregory M. Bettinelli	22,979,899	94,309	2,366,078
William P. Carmichael	22,988,184	86,024	2,366,078
Lawrence P. Castellani	22,981,400	92,808	2,366,078
Benjamin D. Geiger	22,979,849	94,359	2,366,078
Catherine A. Langham	22,968,725	105,483	2,366,078
John M. Roth	22,841,032	233,176	2,366,078
Peter M. Starrett	22,980,299	93,909	2,366,078
Kathleen C. Tierney	22,979,866	94,342	2,366,078
Darell E. Zink	22,977,914	96,294	2,366,078

2. Ratification of Appointment of Independent Registered Public Accountants. The appointment of KPMG, LLP as the Registrant's independent registered public accountants for the fiscal year ending March 31, 2016 was ratified, as follows:

For	Against	Abstain	Broker Non-Votes

25,264,109	129,103	47,074	—
3. Reincorporation of the Registrant from the State of Delaware to the State of Indiana. The reincorporation of the Registrant from the State of Delaware to the State of Indiana was approved, as follows:

For	Against	Abstain	Broker Non-Votes

19,688,789	3,320,040	65,379	2,366,078
4. Provision in the New Articles of Incorporation Requiring Action by Stockholder Written Consent be Unanimous as Required Under Indiana State Law. The provision in the new Articles of Incorporation requiring action by stockholder written consent be unanimous as required under Indiana state law was approved, as follows:

For	Against	Abstain	Broker Non-Votes

20,465,975	2,598,779	9,454	2,366,078
5. Elimination of the Ability of the Company's Stockholders, Following the Reincorporation, to Amend the Company's New By-Laws as Permitted under Indiana state law. The elimination of the ability of the Company's stockholders, following the reincorporation, to amend the Company's new By-Laws as permitted under Indiana state law was approved, as follows:

For	Against	Abstain	Broker Non-Votes

19,445,081	3,610,193	18,934	2,366,078

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release of hhgregg, Inc. dated August 6, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

Date: August 6, 2015	By:	/s/ Robert J. Riesbeck
Robert J. Riesbeck
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of hhgregg, Inc. dated August 6, 2015.